                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                      VANGUARD STAR FUND -- STAR PORTFOLIO

1. Average Annual Total Return (As of December 31, 1995)
        P (1 + T)(n) = ERV

     Where:  P   =  a hypothetical initial payment of $1,000
             T   =  average annual total return
             N   =  number of years
             ERV =  ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +28.64%
           N =   1
         ERV =   $1,286.37
     Five Year
           P =   $1,000
           T =   +14.33%
           N =   5
         ERV =   $1,953.23
      Ten Year
           P =   $1,000
           T =   +11.92
           N =   10
         ERV =   $3,083.58

---------------
*Since the Fund's inception on March 29, 1985.

2. YIELD (30 Days Ended December 31, 1995)

                           a - b
                Yield = 2[( c X d   + 1)(6) - 1]

        Where:   a = dividends and interest paid during the period
                 b = expense dollars during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period

    Example     a  = $15,271,915.51
                b  = $0.00
                c  = 310,958,789.802
                d  = $15.02
             Yield = 3.96%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                     VANGUARD STAR FUND -- INCOME PORTFOLIO

1. Average Annual Total Return (As of December 31, 1995)
        P (1 + T)(n) = ERV

     Where:  P   = a hypothetical initial payment of $1,000
             T   = average annual total return
             N   = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +22.99%
           N =   1
         ERV =   $1,229.93
     Five Year
           P =   $1,000
           T =   +18.16
           N =   *
         ERV =   $1,232.35*

---------------
*Since the Portfolio's inception on September 30, 1994.

2. YIELD (30 Days Ended December 31, 1995)

                           a - b
                Yield = 2[( c X d   + 1)(6) - 1]

        Where:   a = dividends and interest paid during the period
                 b = expense dollars during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period

    Example     a  = $417,508.15
                b  = $0.00
                c  = 7,662,904.986
                d  = $11.54
             Yield = 5.73%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
              VANGUARD STAR FUND -- CONSERVATIVE GROWTH PORTFOLIO

1. Average Annual Total Return (As of December 31, 1995)
        P (1 + T)(n) = ERV

     Where:  P   = a hypothetical initial payment of $1,000
             T   = average annual total return
             N   = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +24.35%
           N =   1
         ERV =   $1,243.46
     Five Year
           P =   $1,000
           T =   +19.10
           N =   *
         ERV =   $1,244.68

---------------
*Since the Portfolio's inception on September 30, 1994.

2. YIELD (30 Days Ended December 31, 1995)

                           a - b
                Yield = 2[( c X d   + 1)(6) - 1]

        Where:   a = dividends and interest paid during the period
                 b = expense dollars during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period

    Example     a  = $822,727.63
                b  = $0.00
                c  = 17,960,483.675
                d  = $11.68
             Yield = 4.75%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                VANGUARD STAR FUND -- MODERATE GROWTH PORTFOLIO

1. Average Annual Total Return (As of December 31, 1995)
        P (1 + T)(n) = ERV

     Where:  P   = a hypothetical initial payment of $1,000
             T   = average annual total return
             N   = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +27.94
           N =   1
         ERV =   $1,279.38
     Five Year
           P =   $1,000
           T =   +21.07
           N =   *
         ERV =   $1,270.48

---------------
*Since the Portfolio's inception on September 30, 1994.

2. YIELD (30 Days Ended December 31, 1995)

                           a - b
                Yield = 2[( c X d   + 1)(6) - 1]

        Where:   a = dividends and interest paid during the period
                 b = expense dollars during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period

    Example     a  = $704,221.54
                b  = $0.00
                c  = 18,394,590.461
                d  = $12.11
             Yield = 3.82%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                     VANGUARD STAR FUND -- GROWTH PORTFOLIO

1. Average Annual Total Return (As of December 31, 1995)
        P (1 + T)(n) = ERV

     Where:  P   = a hypothetical initial payment of $1,000
             T   = average annual total return
             N   = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +29.24%
           N =   1
         ERV =   $1,292.39
     Five Year
           P =   $1,000
           T =   +22.64
           N =   *
         ERV =   $1,291.09

---------------
*Since the Portfolio's inception on September 30, 1994.

2. YIELD (30 Days Ended December 31, 1995)

                           a - b
                Yield = 2[( c X d   + 1)(6) - 1]

        Where:   a = dividends and interest paid during the period
                 b = expense dollars during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period

    Example     a  = $477,354.52
                b  = $0.00
                c  = 16,606,658.290
                d  = $12.36
             Yield = 2.81%